                                                                  EXHIBIT 99(A)
                             LETTER OF TRANSMITTAL

   Offer for all (but not less than 51%) of the outstanding Shares of Common
                                   Stock of

                        The Americas Growth Fund, Inc.

              on the basis of .431 Share of Common Stock of

                      JWCharles Financial Services, Inc.

                    for each Share of Common Stock of

                        The Americas Growth Fund, Inc.
                                      by

                      JWCHARLES FINANCIAL SERVICES, INC.

 THIS OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, ATLANTA
 TIME, ON              , 1997 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION
 DATE"). AGRO SHARES WHICH ARE TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                     THE EXCHANGE AGENT FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                  By Mail:                             By Hand or Overnight Courier:
               40 Wall Street                                  40 Wall Street
                 46th Floor                                      46th Floor
          New York, New York 10005                        New York, New York 10005

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by shareholders if certificates for AGRO Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if delivery of AGRO Shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (DTC and PDTC, each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth under "The Exchange Offer-- Procedure for Tendering AGRO Shares" in the Prospectus.

  Shareholders whose certificates evidencing AGRO Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may tender their AGRO Shares according to the guaranteed delivery procedure set forth under "The Exchange Offer--Procedure for Tendering AGRO Shares" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT (AS DEFINED HEREIN).

[_]CHECK HERE IF AGRO SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Check Box of Applicable Book-Entry Transfer Facility:

  (CHECK ONE)   [_] DTC   [_] PDTC

  Account Number________________  Transaction Code Number ____________________

[_]CHECK HERE IF AGRO SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED
   DELIVERY:

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket No. (if any): ________________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution which Guaranteed Delivery: _____________________________

  If Delivery by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:

  (CHECK ONE)   [_] DTC   [_] PDTC

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

                      DESCRIPTION OF AGRO SHARES TENDERED
-------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED
HOLDER(S) (PLEASE FILL  IN, IF BLANK,
EXACTLY AS NAME(S)
APPEAR(S) ON

                                   CERTIFICATE(S) AND AGRO SHARE(S) TENDERED
                           CERTIFICATE(S)) (ATTACH SIGNED LIST, IF NECESSARY)
-------------------------------------------------------------------------------
                                       AGRO SHARES         NUMBER OF
                 SHARE CERTIFICATE EVIDENCED BY SHARES    AGRO SHARES
                    NUMBER(S)*       CERTIFICATE(S)*      TENDERED**
                 ----------------------------------------------------
                 ----------------------------------------------------
                 ----------------------------------------------------
                 ----------------------------------------------------
                 ----------------------------------------------------
                 ----------------------------------------------------
                 TOTAL AGRO SHARES
-------------------------------------------------------------------------------
  * Need not be completed if shareholders are delivered by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all AGRO Shares evidenced by any certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 4.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

  The undersigned hereby delivers to JWCharles Financial Services, Inc., a Florida corporation ("JWCFS"), the above-described AGRO Shares of common stock, par value $.01 per share (the "AGRO Shares"), of The Americas Growth Fund, Inc., a Maryland corporation ("AGRO"), pursuant to the offer of JWCFS to exchange .431 share of common stock, par value $.001 per share, of JWCFS (the "JWCFS Common Stock") for each outstanding AGRO Share, upon the terms and
subject to the conditions set forth in the Prospectus dated             , 1997
(the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus and any amendments thereto and hereto constitute the "Offer").

  Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance of the AGRO Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, JWCFS, all right, title and interest in and to all of the AGRO Shares that are being tendered hereby, which are all of the AGRO Shares beneficially owned by the undersigned, and any and all AGRO Shares and other securities issued or
issuable in respect thereof on or after                , 1997 (collectively,
"Distributions"), and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such AGRO Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such AGRO Shares (and any Distributions), to (a) deliver such Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such AGRO Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of JWCFS, (b) present such AGRO Shares (and any Distributions) for transfer on the books of AGRO and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such AGRO Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  The undersigned hereby irrevocably appoints the designees of JWCFS, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all the AGRO Shares tendered hereby (and any Distributions) which have been accepted by JWCFS prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting), of AGRO or otherwise. This proxy and power of attorney is coupled with an interest in the AGRO Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such AGRO Shares (and any Distributions) by JWCFS in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such AGRO Shares (and any Distributions) and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for AGRO Shares to be deemed validly tendered, immediately upon JWCFS' acceptance of such AGRO Shares (and any Distributions) for exchange JWCFS or its designee must be able to exercise full voting rights with respect to such AGRO Shares (and any Distributions).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the AGRO Shares (and any Distributions) tendered hereby, that the AGRO Shares tendered hereby are all the AGRO Shares beneficially owned by the undersigned, and that when the same are accepted for exchange by JWCFS, JWCFS will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or JWCFS to be necessary or desirable to complete the sale, assignment, and transfer of the AGRO Shares (and any Distributions) tendered hereby.

  All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Exchange Offer--Withdrawal Rights" in the Prospectus, the tender of AGRO Shares hereby made is irrevocable.

  The undersigned understands that tenders of AGRO Shares pursuant to any one of the procedures described under "The Exchange Offer--Procedure for Tendering AGRO Shares" in the Prospectus and in the instructions hereto and acceptance of such AGRO Shares will constitute an agreement between the undersigned and JWCFS upon the terms and subject to the conditions set forth in the Offer.

  Unless otherwise indicated herein under "Special Issuance Instructions," please issue the shares of JWCFS Common Stock and/or any check to be issued for cash in lieu of fractional shares of JWCFS Common Stock in the name(s) of the registered holder(s) appearing under "Description of AGRO Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the JWCFS Common Stock and/or any check to be issued for cash in lieu of fractional shares of JWCFS Common Stock to the address(es) of the registered holder(s) appearing under "Description of AGRO Shares Tendered." The undersigned recognizes that JWCFS has no obligation, pursuant to the Special Issuance and Delivery Instructions, to transfer any AGRO Shares from the name of the registered holder thereof if JWCFS does not accept any of the AGRO Shares so tendered.

                                   IMPORTANT
                                   SIGN HERE
    (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 AT THE BACK OF THIS LETTER OF
                                 TRANSMITTAL)

 Signature(s) of Shareholder(s) ______________________________________________

              ___________________________________________________________

 Dated                               , 199  .

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s) _____________________________________________________________________
  ____________________________________________________________________________
                            (PLEASE TYPE OR PRINT)
 Capacity (Full Title) _______________________________________________________

 Address _____________________________________________________________________
  ____________________________________________________________________________
                              (INCLUDE ZIP CODE)

 Area Codes and Telephone Numbers ____________________________________________
                                     HOME
                           ___________________________________________________
                                   BUSINESS

 Taxpayer Identification orSocial Security Number ____________________________
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

            SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature __________________________________________________________

Name __________________________________________________________________________
                            (PLEASE TYPE OR PRINT)

Address _______________________________________________________________________
                              (INCLUDE ZIP CODE)

Name of Firm ___________________________________________ Dated:         , 199

Signature(s) Guaranteed:

IN CERTAIN CIRCUMSTANCES, SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). SEE INSTRUCTIONS 1 AND 5.

    SPECIAL ISSUANCE INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5, 6 AND 7)          SPECIAL DELIVERY INSTRUCTIONS
                                             (SEE INSTRUCTIONS 1, 5 AND 7)


 To be completed ONLY if
 certificate(s) for the JWCFS Common      To be completed ONLY if
 Stock and/or any check to be issued      certificate(s) for the JWCFS Common
 for cash in lieu of fractional           Stock and/or any check to be issued
 shares of JWCFS Common Stock are to      for cash in lieu of fractional
 be issued in the name of someone         shares of JWCFS Common Stock are to
 other than the undersigned.              be sent to someone other than the
                                          undersigned, or to the undersigned
                                          at an address other than that shown
                                          above.

 Issue JWCFS Common Stock and/or any
 check to be issued for cash in lieu
 of fractional shares of JWCFS
 Common Stock to:

                                          Mail JWCFS Common Stock and/or any
                                          check to be issued for cash in lieu
                                          of fractional shares of JWCFS
                                          Common Stock to:

 Name
   -------------------------------
           (Please Print)


 Address                                  Name
    ------------------------------
                                               -------------------------------

    ------------------------------                     (Please Print)

          (Include Zip Code)
                                          Address

    ------------------------------              ------------------------------

     (Tax Identification Number)

 (SEE SUBSTITUTE FORM W-9 ON REVERSE            ------------------------------
                SIDE)                                 (Include Zip Code)

                                          (SEE SUBSTITUTE FORM W-9 ON REVERSE
                                                         SIDE)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal in cases where (a) this Letter of Transmittal is signed by the registered holder(s) of the AGRO Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of AGRO Shares) tendered herewith and such holder(s) has not completed the instruction entitled "Special Issuance Instructions" on this Letter of Transmittal or (b) such AGRO Shares are tendered for the account of an Eligible Institution (as defined below). Otherwise, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedure for Tendering AGRO Shares" in the Prospectus. Certificates for all physically tendered AGRO Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of AGRO Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

  Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their AGRO Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Exchange Offer--Procedure for Tendering AGRO Shares" in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form made available by JWCFS must be received by the Exchange Agent on or prior to the Expiration Date and (iii) the Share Certificates for all tendered AGRO Shares (or a confirmation of a book-entry transfer of such securities into the Exchange Agent's account at a Book-Entry Transfer Facility of AGRO Shares tendered by book-entry transfer), in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

  IF SHARE CERTIFICATES ARE FORWARDED SEPARATELY TO THE EXCHANGE AGENT, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional AGRO Shares will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their AGRO Shares for exchange.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of AGRO Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS BY RECORD OWNERS OF CERTIFICATES. If fewer than all the AGRO Shares evidenced by any certificate submitted are to be tendered, fill in the number of AGRO Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the AGRO Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All AGRO Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

 NOTE, HOWEVER, THAT PURSUANT TO THE TERMS OF THE OFFER, JWCFS MAY CHOOSE NOT TO ACCEPT A TENDER FROM ANY HOLDER OF LESS THAN ALL THE AGRO SHARES BENEFICIALLY OWNED (AS OPPOSED TO OWNED OF RECORD FOR THE BENEFIT OF ANOTHER PERSON) BY THAT HOLDER.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the AGRO Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the AGRO Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered AGRO Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to JWCFS of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the AGRO Shares listed in the box entitled "Number of Shares Tendered" and transmitted hereby, no endorsements of certificates or separate stock powers are required unless JWCFS Common Stock or certificates for AGRO Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. JWCFS will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of AGRO Shares to it or its order pursuant to the Offer to the extent such taxes are a joint obligation of transferor and transferee. JWCFS will not pay or cause to be paid any stock transfer taxes to the extent such taxes are the obligation solely of the transferor. If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances permitted hereby) if certificates for AGRO Shares not tendered or accepted are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offer. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.

  7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for JWCFS Common Stock and/or any check to be issued for cash in lieu of fractional shares of JWCFS Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal or if certificates for JWCFS Common Stock and/or any check to be issued for cash in lieu of fractional shares of JWCFS Common Stock are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the boxes marked "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent at its telephone numbers and/or addresses set forth below or from your broker, dealer, commercial bank or trust company.

  9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 below. If a shareholder fails to provide a TIN to the Exchange Agent, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash in lieu of fractional shares of JWCFS Common Stock that are made to such shareholder with respect to AGRO Shares accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the AGRO Shares or of the last transferee appearing on the stock powers attached to, or endorsed on, the AGRO Shares. If the AGRO Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 9)
             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

 SUBSTITUTE            PART I -- Taxpayer Identification
                       Number -- Enter taxpayer
                       identification number in the box at
                       right. (For most individuals, this is
                       your social security number. If you
                       do not have a number, see obtaining a
                       Number in the enclosed Guidelines.)
                       Certify by signing and dating below.
                       Note: If the account is in more than
                       one name, see the chart in the
                       enclosed Guidelines to determine
                       which number to give the payer.


                                                               ---------------
 FORM W-9                                                     Social Security
                                                                   Number


 DEPARTMENT OF THE
 TREASURY INTERNAL                                             ---------------
 REVENUE                                                          Employer
                                                               Identification
                                                                   Number

 OR

 PAYER'S REQUEST FOR
 TAXPAYER
 IDENTIFICATION NUMBER --------------------------------------------------------
 ("TIN") PART II -- For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
                       --------------------------------------------------------
                       PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct
                       Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
                        (2) I am not subject to backup withholding either
                       because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am not longer subject to backup withholding.

                         CERTIFICATION INSTRUCTIONS -- You must cross out
                       item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (See also instructions in the enclosed Guidelines.)

                       Signature ______________________________ Date:
                       Name (Please Print) ___________________________________
--------------------------------------------------------------------------------
 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 40 Wall Street
                                   46th Floor
                            New York, New York 10005
                           1-800-937-5449 (toll-free)
                            1-212-936-5100 (collect)